UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2006
ARCHSTONE-SMITH TRUST
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of Incorporation)	1-16755 (Commission File Number)	84-1592064 (I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, including Area Code): (303) 708-5959
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS
     On December 6, 2006, the Board of Trustees of Archstone-Smith Trust (“ASN”) approved an amendment to the Archstone-Smith Trust 2001 Long-Term Incentive Plan (the “LTIP”) to change the date on which awards of share appreciation rights and options are priced. Pursuant to this amendment, awards will be priced at the closing price on the day of the grant rather than as of the closing price on the day prior to the grant. This amendment is effective for all awards granted on or after January 1, 2007. Earlier in the year, on September 20, 2006, at the recommendation of our registered public accountants, the Board of Trustees of ASN approved an amendment requiring a mandatory adjustment of the plan and awards following certain specified events, including corporate transactions, share dividends and extraordinary cash dividends, rather than at the discretion of the Management Development and Executive Compensation Committee of the Board of Trustees of ASN (the “Committee”), as was previously the case. The actual adjustment to be made remains in the discretion of the Committee. Copies of Archstone-Smith Trust Long-Term Incentive Plan, and all amendments to the LTIP, are included as Exhibits 10. 1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.
     Also on December 6, 2006, the Board of Trustees approved an amendment to the Amended and Restated Equity Plan for Outside Trustees. This amendment clarified that Trustees who were awarded restricted stock units (“RSUs”) prior to January 1, 2006 would continue to receive dividend equivalent units with respect to those RSUs. Copies of Archstone-Smith Trust Amended and Restated Equity Plan for Outside Trustees, and all amendments to that plan, are included as Exhibits 10.5, 10.6, and 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements of Businesses Acquired.
          Not applicable.
     (b) Pro Forma Financial Information.
          Not applicable.
     (c) Exhibits.

Exhibit 10.1	Archstone-Smith Trust 2001 Long-Term Incentive Plan.

Exhibit 10.2	First Amendment to Archstone-Smith Trust 2001 Long-Term Incentive Plan.

Exhibit 10.3	Second Amendment to Archstone-Smith Trust 2001 Long-Term Incentive Plan.

Exhibit 10.4	Third Amendment to Archstone-Smith Trust 2001 Long-Term Incentive Plan.

Exhibit 10.5	Amended and Restated Archstone-Smith Trust Equity Plan for Outside Trustees.

Exhibit 10.6	First Amendment to Archstone-Smith Trust Equity Plan for Outside Trustees.

Exhibit 10.7	Second Amendment to Archstone-Smith Trust Equity Plan for Outside Trustees.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST
	By:	/s/ Thomas S. Reif
Dated: December 12, 2006		Name:	Thomas S. Reif
		Title:	Group Vice President and Assistant General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Archstone-Smith Trust 2001 Long-Term Incentive Plan.

Exhibit 10.2	First Amendment to Archstone-Smith Trust 2001 Long-Term Incentive Plan.

Exhibit 10.3	Second Amendment to Archstone-Smith Trust 2001 Long-Term Incentive Plan.

Exhibit 10.4	Third Amendment to Archstone-Smith Trust 2001 Long-Term Incentive Plan.

Exhibit 10.5	Amended and Restated Archstone-Smith Trust Equity Plan for Outside Trustees.

Exhibit 10.6	First Amendment to Archstone-Smith Trust Equity Plan for Outside Trustees.

Exhibit 10.7	Second Amendment to Archstone-Smith Trust Equity Plan for Outside Trustees.